                                                                                                             Oppenheimer Rochester National Municpals

Supplement dated May 31, 2011 to the

Statement of Additional Information dated November 26, 2011

This supplement amends the Statement of Additional Information of Oppenheimer Rochester National Municipals dated November 26, 2010, as supplemented March 24, 2011 and May 6, 2011, as follows:

The section titled “Investment Restrictions,” beginning on page 19, is deleted in its entirety and replaced with the following:

Investment Restrictions

Fundamental Policies. The Fund has adopted policies and restrictions to govern its investments. Under the Investment Company Act, fundamental policies are those policies that can be changed only by the vote of a “majority” of the Fund’s outstanding voting securities, which is defined as the vote of the holders of the lesser of:

•	67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or

•	more than 50% of the outstanding shares.

The Fund’s investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are “fundamental” only if they are identified as such. The Fund’s Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund’s most significant investment policies are described in the Prospectus.

Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of the Fund.

•

The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to municipal securities in general, to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or to securities issued by investment companies.

•	The Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer’s voting securities. This limitation applies to 75% of the Fund’s total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.

•	The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

•	The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

•	The Fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the fund, as such statute, rules or regulations may be amended or interpreted from time to time.

•	The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

•	The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

•	The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in municipal securities.

•

Unless the Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. That means the Fund is not required to sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Percentage limits on borrowing and investments in illiquid securities apply on an ongoing basis.

Non-Fundamental Restrictions. The Fund has the following additional operating policies that are not “fundamental” and can be changed by the Board without shareholder approval.

•

The Fund cannot invest in securities or other investments other than municipal securities, the temporary investments described in its Prospectus, repurchase agreements, covered calls, private activity municipal securities and hedging instruments described in “About the Fund” in the Prospectus or this Statement of Additional Information.

•	The Fund will not invest more than 10% of its net assets in securities which are restricted as to disposition under the federal securities laws, except that the Fund may purchase without regard to this limitation restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

•	The Fund cannot buy or sell futures contracts other than interest rate futures and municipal bond index futures.

•	The Fund cannot purchase securities other than hedging instruments on margin. However, the Fund may obtain short term credits that may be necessary for the clearance of purchases and sales of securities.

•	The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign its assets to secure a debt. However, the use of escrow or other collateral arrangements in connection with the Fund’s policy on borrowing and hedging instruments is permitted.

•	The Fund cannot sell securities short.

•

The Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of Section 12(d)(1) of the Investment Company Act.

Diversification. The Fund intends to be “diversified” as defined in the Investment Company Act and to satisfy the restrictions against investing too much of its assets in any “issuer” as set forth in the restrictions above. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. In implementing the Fund’s policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by private activity bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. The Manager categorizes tobacco industry related municipal bonds as either tobacco settlement revenue bonds or tobacco bonds that are subject to appropriation (“STA Bonds”). For purposes of the Funds’ industry concentration policies, STA Bonds are considered to be “municipal” bonds, as distinguished from “tobacco” bonds. As municipal bonds, STA Bonds are not within any industry and are not subject to the Funds’ industry concentration policies.

Other types of municipal securities that are not considered a part of any “industry” under the Fund’s industry concentration policy include: general obligation, government appropriation, municipal leases, special assessment and special tax bonds. Although these types of municipal securities may be related to certain industries, because they are issued by governments or their political subdivisions rather than non-governmental users, these types of municipal securities are not considered a part of an industry for purposes of the Fund’s industry concentration policy.

Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities, which may finance similar types of projects or from which the interest is paid from revenues of similar types of projects. “Similar types of projects” are projects that are related in such a way that economic, business or political developments tend to have the same impact on each similar project. For example, a change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects, thereby increasing market risk. Thus, market changes that affect a security issued in connection with one project also would affect securities issued in connection with similar types of projects.

For purposes of the Fund’s policy not to concentrate its investments as described above, the Fund has adopted classifications of industries and groups of related industries. These classifications are not fundamental polices.

May 31, 2011                                                                                                                                                          PX0795.046